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                                                                     EXHIBIT 10j


                   EXTENSION OF PROPERTY MANAGEMENT AGREEMENT

         The Extension of Property Management Agreement entered into this 18th day of February, 1998 by and between Murray Income Properties II, Ltd., a Texas limited partnership (hereinafter called the "Owner") and Brookside Properties, Inc., (hereinafter called the "Agent").

                                    RECITALS:

         1. Owner and Agent are parties to that certain Property Management Agreement dated March 1, 1991 covering the Paddock Place Shopping Center, located at the Southwest corner of White Bridge Road and Brookwood Terrace, Nashville, Tennessee.

         2. The term of the aforesaid Property Management Agreement expired on February 28, 1994, was extended with an expiration date of February 28, 1995, was extended with an expiration date of February 29, 1996, was extended with an expiration date of February 28, 1997, and was extended with an expiration date of February 28, 1998. The parties thereto are mutually desirous of extending the term of the Property Management Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

         1. The expiration date of the Property Management Agreement shall be midnight, December 31, 1998.

         2. All other terms and conditions of the Property Management Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this document the day and year first above written.

WITNESS                                BROOKSIDE PROPERTIES, INC.
/s/ CHARLES H. WARFIELD, JR.           /s/ W. MILES WARFIELD
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Charles H. Warfield, Jr.               W. Miles Warfield

                                       MURRAY INCOME PROPERTIES II, LTD
                                       a Texas Limited Partnership by
                                       Murray Realty Investors IX, Inc. a
                                       Texas Corporation, its General Partners
                                       (Owners)

/s/ MITCHELL ARMSTRONG                 /s/ BRENT BUCK
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Mitchell Armstrong                     By: Brent Buck, Executive Vice President